LIQUIDITY	12 Months Ended
Jun. 30, 2022
LIQUIDITY
LIQUIDITY

NOTE 2. LIQUIDITY

As disclosed in the Company’s consolidated financial statements, the Company had a net income for the year ended June 30, 2022. The net income of the Company was mainly due to the change in fair value of its warrant liability. The Company had a net loss from operations for the years ended June 30, 2021 and 2020, and as of June 30, 2022, the total future minimum purchase commitment under the non-cancellable purchase contracts were amounted to ¥27.7 million ($4.1 million). In assessing its liquidity, management monitors and analyzes the Company’s cash on-hand and its ability to generate sufficient revenue sources in the future to support its operating and capital expenditure commitments. The Company’s liquidity needs are to meet its working capital requirements, operating expenses and capital expenditure obligations. Direct offering and debt financing in the forms of loans payable and loans from related parties have been utilized to finance the working capital requirements of the Company. On September 1, 2021, two major shareholders also renewed a 3-year commitment letter for financial support and whenever the Company has liquidity difficulty, they will provide working capital to support daily operation of the Company.

Despite those negative financial trends, as of June 30, 2022, the Company had positive working capital of ¥392.7 million ($58.6 million) due to the following measurements the management has taken to enhance the Company’s liquidity:

1)	The Company financed through direct offering of its ordinary shares and prefunded warrants. On June 14, 2021, the Company and certain institutional investors entered into certain securities purchase agreement to sell to an aggregate of 6,014,102 Class A Ordinary Shares and 2,800,000 pre-funded warrants to purchase Class A Ordinary Shares in a registered direct offering and warrants to purchase up to 8,814,102 Class A Ordinary Shares in a concurrent private placement, for gross proceeds of approximately $55.0 million before deducting the placement agent’s fees and other estimated offering expenses.
2)	The Company financed through borrowing from shareholders and senior management. As of June 30, 2022, the Company had short-term borrowings due to related parties amounted to ¥9.0 million ($1.3 million), and long-term borrowings due to a related party amounted to ¥6.5 million ($1.0 million).
3)	The Company also financed from commercial banks. As of June 30, 2022, the Company had ¥10.0 million ($1.5 million) in bank loans outstanding. The management expects that the Company will be able to renew its existing bank loan upon its maturity based on past experience and its good credit history.
4)	For the year end June 30, 2022, the Company had approximately ¥26.2 million ($4.0 million) cash out flow from the operating activities, however, as of June 30, 2022, the Company had cash in the amount of approximately ¥317.0 million ($47.3 million) for the next operating cycle ending June 30, 2023.

Management believes that the foregoing measures collectively will provide sufficient liquidity for the Company to meet its future liquidity needs 12 months from this report issuance date.